Exhibit 99.2 Anti-TL1A Phase 1 Results and Phase 2 Development Updates June 2025

Disclosures The information contained in this presentation has been prepared by Spyre Therapeutics, Inc. and its affiliates (“Spyre” or the “Company”) and contains information pertaining to the business and operations of the Company. The information contained in this presentation: (a) is provided as at the date hereof, is subject to change without notice, and is based on publicly available information, internally developed data as well as third party information from other sources; (b) does not purport to contain all the information that may be necessary or desirable to fully and accurately evaluate an investment in the Company; (c) is not to be considered as a recommendation by the Company that any person make an investment in the Company; (d) is for information purposes only and shall not constitute an offer to buy, sell, issue or subscribe for, or the solicitation of an offer to buy, sell or issue, or subscribe for any securities of the Company in any jurisdiction in which such offer, solicitation or sale would be unlawful. Where any opinion or belief is expressed in this presentation, it is based on certain assumptions and limitations and is an expression of present opinion or belief only. This presentation should not be construed as legal, financial or tax advice to any individual, as each individual’s circumstances are different. This document is for informational purposes only and should not be considered a solicitation or recommendation to purchase, sell or hold a security. Forward-Looking Information Certain information set forth in this presentation contains “forward-looking statements” within the meaning of applicable United States securities legislation. Except for statements of historical fact, certain information contained herein constitutes forward- looking statements which include but are not limited to statements regarding: our business strategy, including our ability to develop best-in-class and first-in-class therapeutics for inflammatory bowel disease (IBD), rheumatoid arthritis (RA), psoriatic arthritis (PsA), axial spondyloarthritis (axSpA) and other immune-mediated diseases that meaningfully improve both efficacy and convenience compared to today’s standard of care; the potential consistency of the SPY001, SPY002 and SPY072 Phase 1 trial final data readouts with interim Phase 1 results; the efficacy, safety profile, dosing regime, convenience, commercial viability and tolerability of SPY002, SPY072 and our other product candidates; our plans to advance both SPY002 and SPY072 programs into Phase 2 clinical trials; Spyre’s ongoing and future clinical development activities, including the expected design and timing of the planned platform SKYWAY-RD Phase 2 basket trial, including timing of data readouts, timing of data readout for the ongoing SPY003 Phase 1 trial, timing of each part, cohort and data readouts for the ongoing SKYLINE-UC Phase 2 platform trial, enrollment of clinical trials and number of data readouts expected to be delivered in 2026 and 2027; our ability to provide anticipated readouts ahead of any disclosed bispecific approaches against our targets; the planned induction and maintenance dosing regimen for SPY001 and our other product candidates and combinations thereof, including the potential for a Q3M-Q6M dosing profile; the potential therapeutic benefits of our product candidates as monotherapies or in combinations and their extended half-life, including the expected duration of half-life in comparison to competitor products; potential cost savings from the trial designs of our Phase 2 platform trial and Phase 2 basket trial; potential alignment with regulatory authorities and anticipated regulatory submissions; expected timing for regulatory feedback; estimated market sizes, potential growth opportunities, potential value creation and sample transactions; the length of time that the Company believes its existing cash resources will fund its operations, including expectations of cash runway extending into the second half of 2028; expectations regarding our potential therapeutic combinations, including dosing regime, and the potential benefits thereof; and management’s assessment of future plans and operations which are based on current internal expectations, estimates, projections, assumptions and beliefs, which may prove to be incorrect. Forward-looking statements can often be identified by the use of words such as “may”, “will”, “could”, “would”, “anticipate”, ‘believe”, expect”, “intend”, “potential”, “estimate”, “scheduled”, “plans”, “planned”, “forecasts”, “goals” and similar expressions or the negatives thereof. Forward-looking statements are neither historical facts nor assurances of future performance. 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All of the forward-looking statements made in this presentation are qualified by these cautionary statements and other cautionary statements or other factors contained herein. Although management believes that the expectations conveyed by forward-looking statements herein are reasonable based on information available on the date such forward-looking statements are made, there can be no assurance that forward looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The forward-looking statements contained herein are presented for the purposes of assisting readers in understanding the Company’s plan, objectives and goals and may not be appropriate for other purposes. The reader is cautioned not to place undue reliance on forward-looking statements. Industry Information This presentation also contains or references certain industry data that is based upon information from independent industry publications, market research, and surveys and other publicly available sources. Although the Company believes these sources to be generally reliable, such information is subject to interpretation and cannot be verified with complete certainty due to limits on the availability and reliability of data, the voluntary nature of the data gathering process and other inherent limitations and uncertainties. The Company has not independently verified any of the data from third party sources referred to in this presentation and accordingly, the Company makes no representation or warranty as to the origin, validity, accuracy, completeness, currency or reliability of the information in this presentation. © 2025 Spyre Therapeutics, Inc. 2 All rights reserved.

Agenda Cameron Turtle, DPhil Introduction and Executive Summary Chief Executive Officer Joshua Friedman, MD, PhD SPY002 & SPY072 Phase 1 Interim Results SVP, Clinical Development Deanna Nguyen, MD SKYLINE-UC Phase 2 Study SVP, Clinical Development Joshua Friedman, MD PhD SKYWAY-RD Phase 2 Study SVP, Clinical Development Cameron Turtle, CEO Joshua Friedman, SVP Sheldon Sloan, CMO Closing and Analyst Q&A Deanna Nguyen, SVP Scott Burrows, CFO © 2025 Spyre Therapeutics, Inc. 3 All rights reserved.

# Introduction

Today's
## Objectives



**Cameron Turtle**
Chief Executive Officer

**1**
Report
**Anti-TL1A data**
Phase 1 results for **two potential best-in-class molecules**

**2**
Launch
**SKYLINE-UC**
A Phase 2 platform study in ulcerative colitis evaluating **three monotherapies & three combinations**

**3**
Unveil
**SKYWAY-RD**
A Phase 2 basket study evaluating anti-TL1A in **three rheumatologic conditions**

SPYRE
© 2025 Spyre Therapeutics, Inc.
All rights reserved.
4

# Engineering for new heights in the treatment of IBD & beyond

## Validated targets

MOAs rationally chosen based on attractive risk-benefit profiles


α4β7
TL1A
IL-23

## Half-life extension

Engineered for prolonged activity to enable infrequent administration


YTE

## Fixed-dose combinations

Rationale combinations to address distinct disease drivers


SPYRE
Coformulations



Potential best-in-class monotherapies & combinations in **IBD**



Potential first-in-class anti-TL1A in **rheumatologic conditions**

SPYRE
© 2025 Spyre Therapeutics, Inc.
All rights reserved.

*Concept image of drug delivery device shown for illustrative purposes only.*

5

Recall: We advanced two anti-TL1A antibodies into Ph1 with best-in-class preclinical properties SPY002 (formerly SPY002-091) SPY072 (formerly SPY002-072) In vitro potency (TF-1 apoptosis) In vitro potency (TF-1 apoptosis) 100 100 80 80 60 60 40 40 20 20 SPY002 SPY072 Tulisokibart 0 Tulisokibart 0 0.01 0.1 1 10 100 0.01 0.1 1 10 100 mAb Concentration (nM) mAb Concentration (nM) Distinct epitopes | Superior-to-comparable in vitro potency | NHP half-life >2-3x vs. first-generation anti-TL1As © 2025 Spyre Therapeutics, Inc. Data on file. 6 All rights reserved. Inhibition %

# SPY002 and SPY072 met Phase 1 objectives, and Spyre plans to advance both into Phase 2

## SPY002

### Simulated mean PK profiles


Serum Conc. (µg/mL)
100
10
1
SPY002
1st gen anti-TL1As
0 4 8 12 16 20 24
Time (Wk)

### Median PD profiles


Free sTL1A (pg/mL)
50
40
30
20
10
LLOQ
Placebo
SPY002
0 2 4 6 8 10 12 14 16 18 20
Time (Wk)

## SPY072

### Simulated mean PK profiles


Serum Conc. (µg/mL)
100
10
1
SPY072
1st gen anti-TL1As
0 4 8 12 16 20 24
Time (Wk)

### Median PD profiles


Free sTL1A (pg/mL)
50
40
30
20
10
LLOQ
Placebo
SPY072
0 2 4 6 8 10 12 14 16 18 20
Time (Wk)

- ✓ **Well tolerated favorable safety profile**
- ✓ **PK supports quarterly or less frequent dosing**
- ✓ **Rapid & sustained target engagement**
- ✓ **No apparent impact of ADAs on PK/PD**

SPYRE
© 2025 Spyre Therapeutics, Inc. All rights reserved.

*Interim analysis as of May 30, 2025 data cutoff. PK=pharmacokinetics; PD=pharmacodynamics; ADA=anti-drug antibodies.*

7

Transitioning to a mid-stage development company… PHASE 1 PHASE 2 PHASE 3 P PH HA AS SE E 2 2 S SP PY Y0 00 01 1 S SP PY Y0 00 02 2 S SP PY Y0 00 01 1 S Su uc cc ce es ss sffu ull iin nv ve es sttiig ga attiio on na all a ag ge en ntts s 2H S SP PY Y0 00 03 3 P Ph h2 2 p plla attffo or rm m ttr riia all o off s siix x iin nv ve es sttiig ga attiio on na all a ag ge en ntts s iin n U UC C S SP PY Y0 07 72 2 S SP PY Y0 00 01 1 S Su uc cc ce es ss sffu ull iin nd diic ca attiio on ns s P Ph h2 2 b ba as sk ke ett ttr riia all o off S SP PY Y0 07 72 2 iin n R RA A,, P Ps sA A,, a ax xS Sp pA A Rationale for advancing two anti-TL1As: Strategic: Partnering optionality Commercial: Pricing flexibility, separate IRA timing and revenue © 2025 Spyre Therapeutics, Inc. UC=ulcerative colitis; RD=rheumatological diseases; IRA=Inflation Reduction Act. 8 All rights reserved. Check marks refer to interim Ph1 results.

# …with two innovative and capital-efficient Phase 2 trials

## SKYLINE-UC

Ph2 ***platform*** trial evaluating SPY001, SPY002, SPY003 and pairwise combinations in ulcerative colitis


UC
Mono
SPY001
SPY002
SPY003
Combo
SPY120
SPY130
SPY230
Placebo

**6** AGENTS

**1** INDICATION

**40%** COST SAVINGS[1]

## SKYWAY-RD

Ph2 ***basket*** trial evaluating SPY072 in rheumatoid arthritis, psoriatic arthritis, and axial spondyloarthritis


RA
SPY072 Dose A
SPY072 Dose B
Placebo
PsA
SPY072 Dose A
Placebo
axSpA
SPY072 Dose A
Placebo

**1** AGENT

**3** INDICATIONS

**35%** COST SAVINGS[1]

SPYRE

© 2025 Spyre Therapeutics, Inc.
All rights reserved.

[1]Estimated savings relative to separate Ph2 trials for each program (SKYLINE) or indication (SKYWAY)
RD=rheumatologic diseases.

9

# Anticipated 9 proof-of-concept readouts in 2026-27 for the treatment of IBD & beyond

| Trial | Indication | Program | Target | Phase 1 | Phase 2 | Phase 3 | Anticipated Milestones |
|---|---|---|---|---|---|---|---|
| SKYLINE-UC | UC | SPY001 | α4β7 | | | | 2026: Ph2 open-label POC<br>2027: Ph2 pbo-controlled data |
| | | SPY002 | TL1A | | | | |
| | | SPY003 | IL-23 | | | | |
| | | SPY120 | α4β7 + TL1A | | | | 2027: Ph2 POC |
| | | SPY130 | α4β7 + IL-23 | | | | |
| | | SPY230 | TL1A + IL-23 | | | | |
| SKYWAY-RD | RA | SPY072 | TL1A | | | | 2026: Ph2 POC |
| | PsA | | | | | | |
| | axSpA | | | | | | |

SPYRE

© 2025 Spyre Therapeutics, Inc.
All rights reserved.

*Milestones expected as of the date of this presentation.*
*UC=ulcerative colitis; RD=rheumatological disease; RA=rheumatoid arthritis; PsA=psoriatic arthritis; axSpA=axial spondyloarthritis; POC=proof of concept.*

10

# Potential additive paths to significant value creation in 2026-27

| | mid-2025 | 2026 | | 2027 |
|---|---|---|---|---|
| **Trial** | Phase 1s | SKYLINE-UC | SKYWAY-RD | SKYLINE-UC |
| **Programs** | SPY001 ✓, SPY002 ✓, SPY072 ✓, SPY003 (2H 2025) | SPY001, SPY002, SPY003 | SPY072 | SPY120, SPY130, SPY230 |
| **Readout** | Interim safety, PK, PD **HVs** | Monotherapy OL POC **UC** | Anti-TL1A POC **RA, PsA, axSpA** | Combination POC **UC** |
| **Analog type** | | Validated MOA, improved convenience | First-in-class MOA in $30B+ market | Paradigm-changing combinations |
| **Precedent[1]** | | MORPHIC $3B+ acquisition + | Prometheus Biosciences $10B+ acquisition + | VERTEX $10B+ post-POC[2] |

SPYRE
© 2025 Spyre Therapeutics, Inc. All rights reserved.

Milestones expected as of the date of this presentation. [1]Precedent valuations provided for illustrative purposes only and may not be indicative of potential Spyre valuation; [2]Vertex valuation following proof-of-concept for first Phase 2 combination study of VX-770 and VX-809.
OL=open label; Check marks refer to interim Ph1 results.

11

# SPY002 and SPY072 Phase 1 interim results

Today's

## Objectives



**Josh Friedman**
SVP, Clinical Development

1 — Report
**Anti-TL1A data**
Phase 1 results for **two potential best-in-class molecules**

2 — Launch
**SKYLINE-UC**
A Phase 2 platform study in ulcerative colitis evaluating **three monotherapies & three combinations**

3 — Unveil
**SKYWAY-RD**
A Phase 2 basket study evaluating anti-TL1A in **three rheumatologic conditions**

SPYRE
© 2025 Spyre Therapeutics, Inc.
All rights reserved.
12

Both molecules studied in similar Ph1 SAD studies, with interim data up to 20-weeks of follow up Trial design elements SPY002 and SPY072 SAD PK and safety follow up Design 20 weeks 100 mg SC • Double-blind, pbo-controlled, first-in-human trial 16 weeks • Escalating SAD cohorts 16 weeks 300 mg SC 12 weeks Population • Healthy adult volunteers 12 weeks 300 mg IV • N=8/cohort (3:1 randomization) 8 weeks 8 weeks Endpoints 1000 mg IV 4 weeks • Primary: Safety • Secondary: Pharmacokinetics, anti-drug SPY002 4 weeks antibodies (ADAs) 1500 mg IV SPY072 <4 weeks • Exploratory: Pharmacodynamic markers © 2025 Spyre Therapeutics, Inc. Interim analysis as of May 30, 2025 data cutoff. 13 All rights reserved.

SPY002 and SPY072 were well tolerated with a favorable safety profile (pooled, blinded data) SPY002 safety profile SPY072 safety profile SAD SAD N (%) 100 mg 300 mg 300 mg 1000 mg 1500 mg Pooled 100 mg 300 mg 300 mg 1000 mg 1500 mg Pooled N= 8 8 8 8 8 40 8 8 8 8 8 40 At least one 3 (38%) 2 (25%) 3 (38%) 3 (38%) 0 11 (28%) 2 (25%) 5 (63%) 5 (63%) 2 (25%) 1 (13%) 14 (35%) TEAE At least one 0 0 0 0 0 0 0 0 0 0 0 0 TESAE At least one 1 2 3 Treatment- 2 (25%) 0 0 0 0 2 (5%) 0 2 (25%) 0 1 (13%) 0 3 (8%) related AE At least one 0 0 0 0 0 0 0 0 0 0 0 0 Grade 3/4 TEAE © 2025 Spyre Therapeutics, Inc. 1 2 3 Interim analysis as of May 30, 2025 data cutoff. Headache and migraine. Chest tightness; Gastroenteritis, rash, and abdominal pain in one subject. Chest tightness. 14 All rights reserved.

# SPY002 and SPY072 demonstrated prolonged and dose proportional PK

## SPY002 mean PK profiles



Mean Serum Conc. (µg/mL)
1000.0
100.0
10.0
1.0
0.1
0
4
8
12
16
20
Time (Wk)
100 mg SC (N=6)
300 mg SC (N=6)
300 mg IV (N=6)
1000 mg IV (N=6)
1500 mg IV (N=6)
~75-day $t_{1/2}$

## SPY072 mean PK profiles



Mean Serum Conc. (µg/mL)
1000.0
100.0
10.0
1.0
0.1
0
4
8
12
16
20
Time (Wk)
100 mg SC (N=6)
300 mg SC (N=6)
300 mg IV (N=6)
1000 mg IV (N=6)
Pending $t_{1/2}$
Waiting for comparable follow-up to accurately estimate half-life

SPYRE
© 2025 Spyre Therapeutics, Inc.
All rights reserved.

*Interim analysis as of May 30, 2025 data cutoff.*

15

SPY072 showed comparable PK to SPY002 at clinically relevant doses through available follow up SPY002 & SPY072 mean PK profiles (IV) SPY002 & SPY072 mean PK profiles (SC) 1000 mg IV (N=6) 300 mg SC (N=6) Remove 1500 SPY072 Pending t Pending t SPY072 300 mg IV (N=6) 1/2 100 mg SC (N=6) 1/2 1000 mg IV (N=6) 300 mg SC (N=6) ~75-day t SPY002 SPY002 ~75-day t 1/2 300 mg IV (N=6) 1/2 100 mg SC (N=6) © 2025 Spyre Therapeutics, Inc. Interim analysis as of May 30, 2025 data cutoff. 16 All rights reserved.

SPY002 and SPY072 suppressed free TL1A through 20- weeks of follow-up at the lowest dose tested SPY002 median free sTL1A PD profiles SPY072 median free sTL1A PD profiles © 2025 Spyre Therapeutics, Inc. Interim analysis as of May 30, 2025 data cutoff. Median values below LLOQ of 8pg/mL plotted as one-half of LLOQ per convention. 17 All rights reserved.

SPY002 and SPY072 increased total TL1A in a durable and dose-dependent manner SPY002 mean total sTL1A PD profiles SPY072 mean total sTL1A PD profiles © 2025 Spyre Therapeutics, Inc. Interim analysis as of May 30, 2025 data cutoff. 18 All rights reserved.

Interim PK supports quarterly or twice annual dosing Afimkibart Ph2 UC results SPY002 simulated concentration-time profile SPY002 Q3M 50 mg Q4W Induction Maintenance Clinical remission by mMS SPY002 Q6M 150 mg Q4W % 2-4x SC maintenance injections per year 450 mg Q4W 50 39% 40 38% 36% Afimkibart simulated 450mg C trough 31% 30% 29% 30 Afimkibart simulated 150mg C trough 20 Afimkibart simulated 50mg C trough 10 0 SPY002 Q3M SC Week 14 Week 56 N=46 N=29 N=28 N=42 N=26 N=28 SPY002 Q6M SC Afimkibart QM SC © 2025 Spyre Therapeutics, Inc. Simulations based on interim analysis as of May 30, 2025 data cutoff. 19 All rights reserved. mMS = Modified Mayo Score. Danese, Silvio, et al. Official journal of the American College of Gastroenterology | ACG 119.10S (2024).

# SPY002 and SPY072 Phase 1 interim results summary

| | |
|---|---|
| **Well-tolerated** | **Favorable safety profile across all dose levels** |
| **Prolonged PK exposure** | **Extended half-lives support potential for quarterly or twice annual dosing** |
| **Rapid & sustained target engagement** | **PD was durable through 20-weeks at the lowest dose tested** |
| **No apparent immunogenicity impact** | **No apparent impact of ADAs on PK or PD through available follow up** |

**SPY002 expected to advance to the SKYLINE-UC study and SPY072 expected to advance to SKYWAY-RD study**

SPYRE
© 2025 Spyre Therapeutics, Inc.
All rights reserved.

*Interim analysis as of May 30, 2025 data cutoff.*

20

# SKYLINE-UC Phase 2 study

Today's
## Objectives



**Deanna Nguyen**
SVP, Clinical Development

1 — Report
**Anti-TL1A data**
Phase 1 results for **two potential best-in-class molecules**

2 — Launch
**SKYLINE-UC**
A Phase 2 platform study in ulcerative colitis evaluating **three monotherapies & three combinations**

3 — Unveil
**SKYWAY-RD**
A Phase 2 basket study evaluating anti-TL1A in **three rheumatologic conditions**

SPYRE © 2025 Spyre Therapeutics, Inc.
All rights reserved.

21

# SKYLINE-UC: Phase 2 *platform* study evaluating three monotherapies and three combinations in UC

SKYLINE-UC

**Part A**: Open-label monotherapy evaluation (N=~100)



UC mMS 5-9
INDUCTION
MAINTENANCE
Sequential activation after Ph1
SPY001 (α4β7)
SPY002 (TL1A)
SPY003 (IL-23)
W12
P
W48

OBJECTIVES

- Monotherapy POC

KEY ENDPOINTS

- (P) Change in RHI at W12
- (S) Clinical remission at W12
- (S) Endoscopic improvement at W12
- (S) Change in mMS at W12

**Part B**: PBO-controlled factorial combination evaluation (N=~500)



UC mMS 5-9
INDUCTION
MAINTENANCE
Seamless enrollment after Part A
SPY001 (α4β7)
SPY002 (TL1A)
SPY003 (IL-23)
SPY120 (α4β7+TL1A)
SPY130 (α4β7+IL-23)
SPY230 (TL1A+IL-23)
Placebo
W12
P
W48

- Monotherapy dose optimization
- Combination POC
- Contribution of components

- (P) Clinical remission at W12
- (S) Endoscopic improvement at W12
- (S) Clinical response at W12
- (S) Histological improvement at W12
- (S) HEMI at W12
- (S) Clinical remission at W48

SPYRE
© 2025 Spyre Therapeutics, Inc. All rights reserved.

*mMS=modified mayo score; RHI=Robarts Histopathology Index; HEMI=Histo-Endoscopic Mucosal Improvement; P=primary endpoint; S=secondary endpoint*
*Initiation of each cohort subject to regulatory clearance.*

22

Capital-efficient trial that is designed to be attractive to patients and investigators CAPTIAL EFFICIENT PATIENT CENTRIC STREAMLINED UNIFIED DOSING PART A PART B INDUCTION MAINTENANCE 6 actives 40% vs. Open-label 1 placebo Cost savings and reduced sample size compared to individual Ph2 studies for each program © 2025 Spyre Therapeutics, Inc. 23 All rights reserved. Placebo Combos Monos

Spyre’s portfolio uniquely enables product profiles with potential superior efficacy and convenience ILLUSTRATIVE 80 60 Potential to break the efficacy ceiling with 40 SPY120 SPY130 SPY230 combinations JNJ’4804 TNF+IL-23 combo Potential for best-in-class 1 (VEGA ) efficacy with higher exposures SPY001 SPY002 SPY003 20 Standard of care IBD biologics Potential for Q3M & Q6M dosing profiles 0 1 2 3 4 5 6 Maintenance dosing interval (months) 1 VEGA trial was not pbo-controlled. Positioning of Spyre programs is illustrative and based on Phase 1 results for SPY001 and SPY002 only and illustrates what we believe we can © 2025 Spyre Therapeutics, Inc. potentially achieve. Placebo-adjusted clinical remission data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a 24 All rights reserved. result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. Pbo-adjusted clinical remission (%)

# Co-administration of mAbs can reduce immunogenicity whereas bispecific formats can increase immunogenicity

## ADA rates for TNF or TL1A bsAbs vs. coformulations

| | Asset | Target | Immunogenicity | Population | Structure |
|---|---|---|---|---|---|
| Combo | golimumab + guselkumab (JNJ-4804) | TNFα + IL-23 | 6% PHASE 2 | UC | Separate human IgG1 mAbs |
| bsAbs | JNJ-3539 | TNFα / IL-17 | DISCONTINUED 93% | HVs | IgG-fynomer (2x2) |
| bsAbs | JNJ-8104 | TNFα / IL-17 | DISCONTINUED 100% | HVs | Duobody (1x1) |
| bsAbs | ABT-122 | TNFα / IL-17 | DISCONTINUED 99% | HVs | Dual variable domain (2x2) |
| bsAbs | AMG-966 | TNFα / TL1A | DISCONTINUED 98% | HVs | Four unique heavy and light chain pairs (1x1) |
| bsAbs | MEDI-7352 | TNFα / NGF | DISCONTINUED 72% | OA | IgG-scFv (2x2) |
| bsAbs | RO7837195 (PF-07261271) | TL1A / p40 | PHASE 2 100% | HVs | CrossMab (1x1) |

## Case studies

### JNJ-4804 coformulation


Gol
Gus
Exposure
No impact on drug exposure
Time


IL-23 dimer
TNF trimer
guselkumab
golimumab

*"… Combination therapy appeared to decrease the incidence of antibodies to golimumab …*

### AMG-966 bispecific


AMG-966
ADAs
Exposure
Loss of drug exposure
Time


TL1A trimer
TNF trimer
AMG-966

*"… We demonstrate here that AMG966 forms large immune complexes ... which drive an antibody response and resulted in loss of exposures …*

SPYRE
© 2025 Spyre Therapeutics, Inc. All rights reserved.
*Clin Pharmacol Ther. 2017;101(S1):S81; J. of Clin Pharmacol. 2019; 59(7): 968-978; J. of Clin Pharmacol. 2018; 58(6): 803-813; Front Immunol. 2021 Dec 14:12:782788; Shao et al. Clin Pharmacol Ther. 2024 Jun;115(6):1418-1427. doi: 10.1002/cpt.3235. OA=osteoarthritis; UC=ulcerative colitis; HV=healthy volunteers.*
25

# SKYLINE-UC: First patients in screening and on-track for expected 6 POC readouts through 2027

| | 2H 2025 | 2026 | 2027 |
|---|---|---|---|
| | | 6 POC readouts | 3 POC readouts |
| Phase 1 | ❑ SPY003 Ph1 | | |
| SKYLINE-UC<br>**Phase 2 *platform* study** | ☑ Ph2 Initiation | **Part A monotherapy results**<br>❑ SPY001 (α4β7) open-label POC<br>❑ SPY002 (TL1A) open-label POC<br>❑ SPY003 (IL-23) open-label POC | **Part B monotherapy results**<br>❑ SPY001 (α4β7) pbo-controlled data<br>❑ SPY002 (TL1A) pbo-controlled data<br>❑ SPY003 (IL-23) pbo-controlled data<br>**Part B combination results**<br>❑ SPY120 (α4β7+TL1A) POC<br>❑ SPY130 (α4β7+IL-23) POC<br>❑ SPY230 (TL1A+IL-23) POC |
| SKYWAY-RD<br>Phase 2 *basket* study | ❑ Ph2 Initiation | **Ph2 results**<br>❑ SPY072 (TL1A) RA POC<br>❑ SPY072 (TL1A) PsA POC<br>❑ SPY072 (TL1A) axSpA POC | |

SPYRE
© 2025 Spyre Therapeutics, Inc.
All rights reserved.

*Milestones expected as of the date of this presentation.*

26

# SKYWAY-RD Phase 2 study

Today's

## Objectives



**Josh Friedman**

SVP, Clinical Development

1. Report
**Anti-TL1A data**
Phase 1 results for **two potential best-in-class molecules**

2. Launch
**SKYLINE-UC**
A Phase 2 platform study in ulcerative colitis evaluating **three monotherapies & three combinations**

3. Unveil
**SKYWAY-RD**
A Phase 2 basket study evaluating anti-TL1A in **three rheumatologic conditions**

SPYRE
© 2025 Spyre Therapeutics, Inc.
All rights reserved.
27

# SKYWAY-RD: Phase 2 *basket* study evaluating SPY072 (anti-TL1A) in RA, PsA, and axSpA

SKYWAY-RD

**Sub-study A**: SPY072 in moderate-to-severely active rheumatoid arthritis (RA)

| | | DOUBLE-BLIND | OPEN-LABEL FOLLOW UP | KEY INCLUSION | KEY ENDPOINTS |
|---|---|---|---|---|---|
| RA N=120 | 1:1:1 | SPY072 Dose A | | Swollen joint count ≥ 4 | Change in DAS28-CRP at W12 |
| | | SPY072 Dose B | | Tender joint count ≥ 4 | Proportion ACR20 at W12 |
| | | Placebo | | RF+, ACPA+, or bony erosions | ACR50/70 at W12 |
| | | W12 | W36 | IR to cs/b/tsDMARDs | |

**Sub-study B**: SPY072 in moderate-to-severely active psoriatic arthritis (PsA)

| | | DOUBLE-BLIND | OPEN-LABEL FOLLOW UP | KEY INCLUSION | KEY ENDPOINTS |
|---|---|---|---|---|---|
| PsA N=90 | 2:1 | SPY072 Dose A | | Tender joint count ≥ 3/68 | Proportion ACR20 at W16 |
| | | Placebo | | Swollen joint count ≥ 3/66 | Change in DAPSA at W16 |
| | | W16 | W40 | Active PsO lesion or history | ACR50/70 at W16 |
| | | | | IR to NSAIDs or cs/b/tsDMARDs | |

**Sub-study C**: SPY072 in moderate-to-severely active axial spondyloarthritis (axSpA)

| | | DOUBLE-BLIND | OPEN-LABEL FOLLOW UP | KEY INCLUSION | KEY ENDPOINTS |
|---|---|---|---|---|---|
| axSpA N=75 | 2:1 | SPY072 Dose A | | Radiographic / non-radiographic | Change in ASDAS at W16 |
| | | Placebo | | BASDAI ≥ 4 & back pain ≥ 4 | Proportion ASAS40 at W16 |
| | | W16 | W40 | IR to NSAIDs or b/tsDMARDs | |

SPYRE

© 2025 Spyre Therapeutics, Inc.
All rights reserved.

*RF=rheumatoid factor; ACPA= Anti-citrullinated protein antibodies; cs/b/tsDMARD=conventional synthetic, biologic, or targeted synthetic disease modifying antirheumatic drugs; BASDAI=Bath Ankylosing Spondylitis Disease Activity Index; P=primary endpoint; S=secondary endpoint; E=exploratory endpoint. Pending regulatory feedback.*

28

Operationally-efficient design with shared sites and specialty CAPITAL EFFICIENT SHARED SITES SHARED SPECIALTY Reduced total site requirement Increased investigator productivity 50% 100 RA patients PsA 20 PsA patients RA 30 35% 50 axSpA patients axSpA 50 Separate studies SKYWAY-RD Cost savings compared to individual Ph2 1 studies for each indication © 2025 Spyre Therapeutics, Inc. 1 Based on comparative CRO quotes. 29 All rights reserved. Rheumatologist

TL1A is upregulated in RA, PsA, and axSpA relative to healthy controls Axial spondyloarthritis Rheumatoid arthritis Psoriatic arthritis 800 ✱✱✱✱ ✱✱ ✱✱✱ ✱✱ 600 400 200 0 Healthy axSpA Control Source Whole blood Skin biopsy Whole blood Sequencing Microarray Bulk RNA seq Microarray Sample size N=192 RA, 30 HC N=9 per cohort N=52 axSpa, 20 HC Spyre analysis of RA-MAP, Li, Sifang, et al. BMC Musculoskeletal Disorders 25.1 (2024), and Johnsson, Hanna, et al. Arthritis Research & Therapy. © 2025 Spyre Therapeutics, Inc. ** P≤0.01, *** P ≤0.001, **** P ≤0.0001. Unpaired tailed t-test used for RA and axSpA analysis, One-way ANOVA used in PsA. 30 All rights reserved. RA=rheumatoid arthritis; PsA=psoriatic arthritis; axSpA=axial spondyloarthritis; HC=healthy controls. TNFSF15 Counts TNFSF15 Counts

# Spyre anti-TL1A antibody met or exceeded the efficacy of etanercept (anti-TNF) in rat models of arthritis

### Superior efficacy vs. anti-TNF in semi-preventative model



Collagen
Treatment period
Disease improvement
Arthritis score
Day
Healthy
Vehicle
Isotype control
anti-TNF
anti-TL1A
*
*

### Comparable efficacy vs. anti-TNF in therapeutic model



Collagen
Treatment period
Arthritis score
Day
Healthy
Vehicle
Isotype control
anti-TNF
anti-TL1A
*
*
*

* P< 0.0001 vs. isotype control; 2-way ANOVA using Dunnett's correction for multiple comparisons.

SPYRE
© 2025 Spyre Therapeutics, Inc.
All rights reserved.
31

SPY072 is a potential first-in-class therapy for rheumatologic conditions with anticipated Q3M-Q6M dosing ILLUSTRATIVE 60 50 40 axSpA Potential for novel MOA with comparable-to-better PsA efficacy and improved SC dosing frequency (Q3M-Q6M) 30 RA 20 Today’s SOC 10 0 1 2 3 4 5 6 Dosing interval (months) © 2025 Spyre Therapeutics, Inc. Positioning of Spyre programs is illustrative and based on Phase 1 interim results. Placebo-adjusted clinical data are derived from different clinical trials conducted at different times, with 32 All rights reserved. differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. Pbo-adjusted ACR20 / ASAS20 (%)

# SKYWAY-RD: 3 POC readouts expected through 2026

| | 2H 2025 | 2026 | 2027 |
|---|---|---|---|
| | | 6 POC readouts | 3 POC readouts |
| Phase 1 | ❑ SPY003 Ph1 | | |
| SKYLINE-UC<br>Phase 2 *platform* study | ☑ Ph2 Initiation | **Part A monotherapy results**<br>❑ SPY001 (α4β7) open-label POC<br>❑ SPY002 (TL1A) open-label POC<br>❑ SPY003 (IL-23) open-label POC | **Part B monotherapy results**<br>❑ SPY001 (α4β7) pbo-controlled data<br>❑ SPY002 (TL1A) pbo-controlled data<br>❑ SPY003 (IL-23) pbo-controlled data<br>**Part B combination results**<br>❑ SPY120 (α4β7+TL1A) POC<br>❑ SPY130 (α4β7+IL-23) POC<br>❑ SPY230 (TL1A+IL-23) POC |
| SKYWAY-RD<br>**Phase 2 *basket* study** | ❑ Ph2 Initiation | **Ph2 results**<br>❑ SPY072 (TL1A) RA POC<br>❑ SPY072 (TL1A) PsA POC<br>❑ SPY072 (TL1A) axSpA POC | |

SPYRE
© 2025 Spyre Therapeutics, Inc.
All rights reserved.

*Milestones expected as of the date of this presentation.*

33

Closing and Q&A Today’s Spokespeople Cameron Turtle Josh Friedman Deanna Nguyen Sheldon Sloan Scott Burrows Chief Executive Officer Chief Financial Officer SVP, Clinical SVP, Clinical Chief Medical Officer Development Development © 2025 Spyre Therapeutics, Inc. 34 All rights reserved.

# Anticipated 9 proof-of-concept readouts in 2026-27 for the treatment of IBD & beyond

*$565M cash*[1]
*Runway into 2H 2028*

| | 2H 2025 | 2026 | 2027 |
|---|---|---|---|
| | | *6 POC readouts* | *3 POC readouts* |
| **Phase 1** | ❑ SPY003 Ph1 | | |
| SKYLINE-UC<br>**Phase 2 *platform* study** | ☑ Ph2 Initiation | **Part A monotherapy results**<br>❑ SPY001 (α4β7) open-label POC<br>❑ SPY002 (TL1A) open-label POC<br>❑ SPY003 (IL-23) open-label POC | **Part B monotherapy results**<br>❑ SPY001 (α4β7) pbo-controlled data<br>❑ SPY002 (TL1A) pbo-controlled data<br>❑ SPY003 (IL-23) pbo-controlled data<br>**Part B combination results**<br>❑ SPY120 (α4β7+TL1A) POC<br>❑ SPY130 (α4β7+IL-23) POC<br>❑ SPY230 (TL1A+IL-23) POC |
| SKYWAY-RD<br>**Phase 2 *basket* study** | ❑ Ph2 Initiation | **Ph2 results**<br>❑ SPY072 (TL1A) RA POC<br>❑ SPY072 (TL1A) PsA POC<br>❑ SPY072 (TL1A) axSpA POC | |

SPYRE
© 2025 Spyre Therapeutics, Inc.
All rights reserved.

*Milestones expected as of the date of this presentation. [1]Cash includes cash, cash equivalents, & marketable securities as of 3/31/25.*

35

Thank you Engineering for new heights in the treatment of IBD and beyond